UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): December 22, 2025 (December 19, 2025)
Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-39432	84-4946470
(State or other	(Commission	(I.R.S. Employer
jurisdiction of	File Number)	Identification No.)
incorporation)	1050 Woodward Avenue
Detroit, MI 48226
(Address of principal executive offices) (Zip Code)
(313) 373-7990
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025, Rocket Mortgage, LLC (the "Company"), a Michigan limited liability company and indirect subsidiary of Rocket Companies, Inc. (“Rocket”), entered as a “guarantor” into that certain Amendment No. 9 (the “MRA Amendment”) to that certain Amended and Restated Master Repurchase Agreement dated as of June 29, 2021 (the “Master Repurchase Agreement”), and the related Transaction Terms Letter, along with RCKT Mortgage SPE-A, LLC, as “seller”, and Bank of America, N.A., as “buyer” as the other parties to the MRA Amendment and the Master Repurchase Agreement. The MRA Amendment extends the expiration date of the existing Master Repurchase Agreement from October 3, 2026, to December 17, 2027, and effectuated certain other technical changes to the Master Repurchase Agreement.

The foregoing description of the MRA Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the MRA Amendment, a copy of which will be filed with the annual report on Form 10-K of Rocket for the period ending December 31, 2025.

Following the execution of the MRA Amendment, as of December 19, 2025, the total funding capacity of the Company, pursuant to all master repurchase agreements, early funding facilities, unsecured lines of credit, MSR lines of credit and early buy out facilities, was $25.9 billion. This figure compares with $26.4 billion as of September 30, 2025, and $27.5 billion as of December 31, 2024.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated in this Item 2.03 by reference.

Item 8.01 Other Events.

Rocket recently discovered an inadvertent date error on page 110 of its proxy statement filed with the Securities and Exchange Commission on May 29, 2025. As corrected, under Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the deadline for stockholders to submit proposals to be included in the Company's proxy statement for its 2026 annual meeting of stockholders is January 29, 2026.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer